UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2005


                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Florida                       000-30486               65-0738251
       ------------                  ---------               ----------
       (State or Other               (Commission             (IRS Employer
       Jurisdiction of               File Number)            Identification
       Incorporation)                                        Number)


           420 Lexington Avenue, New York, New York       10170
           ----------------------------------------       -----
           (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (646) 227-1600



                                      N/A
                   ------------------------------------------
         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement

On May 10, 2005, the Company's majority owned subsidiary, Pacific Magtron International Corp. ("PMIC") terminated the Employment Agreements, dated December 30, 2004, among the Company, PMIC, and Encompass Group Affiliates, Inc. and each of Theodore S. Li and Hui Cynthia Lee. PMIC terminated these Employment Agreements and the employment of Mr. Li and Ms. Lee with PMIC and its subsidiaries for "cause" pursuant to the terms of the Employment Agreements. These Employment Agreements became effective contemporaneously with the sale of an aggregate of 6,454,300 shares of the common stock of PMIC by Mr. Li and Ms. Lee, representing 61.56% of the then issued and outstanding common stock, to the Company

Prior to termination of his Employment Agreement, Mr. Li was PMIC's Chief Financial Officer and Chief Operating Officer, and a member of the PMIC's Board of Directors. Under its terms, termination of the Employment Agreement requires immediate resignation of all positions that Mr. Li held as an officer or director of the Company and its subsidiaries.

In addition to base salaries and other compensation, the Employment Agreements provided for payment of a signing bonus of $225,000 to each of Mr. Li and Ms. Lee on or before January 29, 2005. No part of these bonuses has been paid.

The terms of the Employment Agreements are more fully described in the Company's Current Report on Form 8-K dated December 30, 2004, filed January 5, 2005, and the forms of the Employment Agreements are filed with that Current Report as Exhibits 10.4 and 10.5.


Item 8.01 Other Events

On May 11, 2005, the Company's majority owned subsidiary, Pacific Magtron International Corp. ("PMIC") and PMIC's wholly owned subsidiaries Pacific Magtron, Inc., a California corporation, Pacific Magtron (GA), Inc., a Georgia corporation and Livewarehouse, Inc., a California corporation, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Nevada.

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                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED COMMUNICATIONS
                                  TECHNOLOGIES, INC.

Dated:  May 13, 2005          By: /s/ Wayne I. Danson
                                 ---------------------------------
                                  President and Chief Financial Officer